UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): June 1, 2009
GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(770) 644-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 1, 2009, Graphic Packaging International, Inc. (“GPI”), a wholly-owned subsidiary of Graphic Packaging Holding Company, issued a press release announcing its intention to offer senior notes in the aggregate principal amount of $245 million. Subsequently, on June 3, 2009, GPI issued a press release announcing its entry into an agreement to sell $245 million aggregate principal amount of its senior notes due 2017. A copy of each press release is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
99.1	Press release dated June 1, 2009.

99.2	Press release dated June 3, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Stephen A. Hellrung
Stephen A. Hellrung
Date: June 3, 2009		Senior Vice President, General Counsel and Secretary